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                                                               Exhibit (a) (9)

Form of Cover Letter and Option Holdings Statement

(Date)

Dear Optionee,

Attached is your Grant Detail Report which lists all of your eligible options as described in the email from John Sims and the Offer to Exchange document.

This listing may not include all of your outstanding options, as some options are not eligible for exchange. The number of options eligible for exchange is the number of options shown under the OPTIONS OUTSTANDING column.

The attached page contains an explanation of the terms used in the report.

Please refer to the Offer to Exchange document you were recently sent by email for details on how to accept the offer to exchange.

If you have any questions regarding this statement, please contact Calvin Barrett at 416-226-2900 Ext. 5149.

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              EXPLANATION OF TERMS USED IN THE GRANT DETAIL REPORT

-    Grant Date - the date the options were granted

- Expiration Date - the date the options would have expired (usually 10 years from the date of grant)

-    Plan ID - the option plan under which the options were granted

          -    2000CAD - 2000 Plan options in Canadian dollars

          -    2000USD - 2000 Plan options in U.S. dollars

          -    PreCanCAD - Pre-IPO plan options issued in Canadian dollars

          -    PreCanUSD - Pre-IPO plan options issued in U.S. dollars

          -    PreUSUSD - Pre-IPO plan options issued in U.S. dollars

          - TantauUSD - Tantau plan options converted to 724 options issued in U.S. dollars

          - TI2000USD - Tantau plan options converted to 724 options issued in U.S. dollars

          - T2000USD - Tantau plan options converted to 724 options issued in U.S. dollars

- Grant Type - for employees who are subject to U.S. tax, Incentive = Incentive Stock Options

-    Options Granted - number of options granted

-    Option Price - option exercise price

- Options Outstanding - number of options granted, less any options exercised

-    Options Vested - number of options vested

-    Options Exercisable - number of options vested, less any options exercised

- Options Becoming Exercisable - a listing of dates the options will vest if you do not exchange your options

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GRANT DETAIL REPORT

[INSERT NAME]
ID# [INSERT ID NUMBER]


                                                                      OPTIONS                  OPTIONS      OPTIONS  OPTIONS
GRANT DATE                  EXPIRATION DATE   PLAN ID    GRANT TYPE   GRANTED   OPTION PRICE   OUTSTANDING  VESTED   EXERCISABLE
----------                  ---------------   -------    ----------   -------   ------------   ------------ -------- ------------


[date]                      [date]            [Plan ID]  [Name]       [#]       [$-]           [#]          [#]      [#]

OPTIONS BECOMING EXERCISABLE
[#] on [Date]               [#] on [Date]
--------------------------- ----------------- ---------- ------------ --------- -------------- ------------ -------- ------------
[date]                      [date]            [Plan ID]  [Name]       [#]       [$-]           [#]          [#]      [#]
OPTIONS BECOMING EXERCISABLE
[#] on [Date]               [#] on [Date]
--------------------------- ----------------- ---------- ------------ --------- -------------- ------------ -------- ------------
[date]                      [date]            [Plan ID]  [Name]       [#]       [$-]           [#]          [#]      [#]
OPTIONS BECOMING EXERCISABLE
[#] on [Date]               [#] on [Date]
--------------------------- ----------------- ---------- ------------ --------- -------------- ------------ -------- ------------
[date]                      [date]            [Plan ID]  [Name]       [#]       [$-]           [#]          [#]      [#]
OPTIONS BECOMING EXERCISABLE
[#] on [Date]               [#] on [Date]
--------------------------- ----------------- ---------- ------------ --------- -------------- ------------ -------- ------------
OPTIONEE TOTAL                                                        [#]                      [#]          [#]      [#]

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